AMENDMENT NO. 1 TO

FIRST LIEN TERM LOAN

CREDIT AGREEMENT

This Amendment No. 1 to First Lien Term Loan Credit Agreement, dated as of October      , 2007 (this “Amendment”), is entered into among TOUSA, Inc., a Delaware corporation (the “Administrative Borrower”), each Subsidiary Borrower (as defined in the Credit Agreement (as defined below) and, together with the Administrative Borrower, the “Borrowers”), the Lenders (as defined below) and Citicorp North America, Inc., as Administrative Agent (in such capacity, the “Administrative Agent”), and amends the First Lien Term Loan Credit Agreement dated as of July 31, 2007 (as amended to the date hereof and as the same may be further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) entered into among the Borrowers, the institutions from time to time party thereto as lenders (the “Lenders”), the Administrative Agent, and the other Agents and Arrangers named therein. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

W I T N E S S E T H :

Whereas, the Borrowers, the Lenders party hereto and the Administrative Agent desire to amend the Credit Agreement in order to effect the changes described below;

Now, Therefore, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the parties hereto hereby agree as follows:

Section 1. Amendments to the Credit Agreement

(a) Section 1.1 of the Credit Agreement is hereby amended by inserting the following new definitions in the appropriate alphabetical order:

“Third Quarter Disclosure Events” means the matters described on Schedule III hereto.

(b) The definition of “Applicable Margin” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Applicable Margin” means, as of any date of determination, a per annum interest rate equal to (A) for Eurodollar Rate Loans, 5.00%, and (B) for Base Rate Loans, 4.00%.”

(c) Section 4.5 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“There has been no Material Adverse Change and there have been no events or developments (other than the Transeastern Events or the Third Quarter Disclosure Events) that in the aggregate have had a Material Adverse Effect since December 31, 2006.”

(d) Section 5.2 of the Credit Agreement is hereby amended by inserting the following proviso immediately after the grid set forth therein:

“provided however that prior to December 31, 2007, no Default or Event of Default shall exist with respect to the failure by the Administrative Borrower to maintain the Total Leverage Ratio for the fiscal quarter ended September 30, 2007”

(e) Section 5.3 of the Credit Agreement is hereby amended by inserting the following proviso immediately after the grid set forth therein:

“provided however that prior to December 31, 2007, no Default or Event of Default shall exist with respect to the failure by the Administrative Borrower to maintain the Interest Coverage Ratio for the fiscal quarter ended September 30, 2007 prior to December 31, 2007”

(f) Section 5.4 of the Credit Agreement is hereby amended by adding the following proviso to the end of the first sentence thereof:

“provided however that prior to December 31, 2007, no Default or Event of Default shall exist with respect to the failure by the Administrative Borrower to maintain such ratio for the fiscal quarter ended September 30, 2007”

(g) Section 5.5 of the Credit Agreement is hereby amended by adding the following proviso to the end of the first sentence thereof:

“provided however that prior to December 31, 2007, no Default or Event of Default shall exist with respect to the failure by the Administrative Borrower to maintain such ratio for the fiscal quarter ended September 30, 2007.”

(h) The Credit Agreement is hereby amended by inserting the schedule attached hereto as Exhibit A as Schedule III of the Credit Agreement.

Section 2. Conditions Precedent to the Effectiveness of this Amendment

This Amendment shall be effective as of October 22, 2007 (the “Amendment Effective Date”), but only when and if each of the following conditions precedent shall have been satisfied or waived by the Administrative Agent (such date being the “Effective Date”):

(i) Executed Counterparts. The Administrative Agent shall have received this Amendment duly executed by each Borrower, the Requisite Lenders and the Administrative Agent.

(ii) Corporate and Other Proceedings. All corporate and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Amendment shall be reasonably satisfactory in all respects to the Administrative Agent.

(iii) No Default or Event of Default. After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

(iv) Amendment Fee. Provided that the conditions precedent set forth in this Section 2 shall have been satisfied or waived by the Administrative Agent no later than October 24, 2007, the Administrative Borrower will pay to each Lender who has delivered to the Administrative Agent an executed counterpart of this Amendment no later than October 24, 2007, a fee equal to 50 bps (0.50%) of the outstanding principal amount of such Lender’s Term Loans. Such fees, if payable, will be paid by the Administrative Borrower on the Business Day following the Effective Date.

(v) Costs and Expenses Paid. The Borrowers shall have paid (A) to the Administrative Agent all fees payable to the Lenders pursuant to clause (iv) above, (B) all costs and invoiced out-of-pocket expenses of the Administrative Agent then due under Section 10.3 of the Credit Agreement, including invoiced expenses incurred in connection with the preparation, reproduction, execution and delivery of this Amendment (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel) and all other costs, expenses and fees then due under any Loan Document and (C) to CNAI, as Administrative Agent, Revolving Credit Administrative Agent and Second Lien Administrative Agent, a retainer equal to $500,000 for the fees and expenses of counsel and the financial advisors to CNAI in such capacities.

(vi) Pro forma Borrowing Base Adjustment. The Administrative Agent shall have received a pro forma manual update of the Borrowing Base calculation set forth in the Borrowing Base Certificate for the period ending August 30, 2007, which shall approximate changes as a result of: (A) impairments to GAAP values of Borrowing Base Assets as of September 30, 2007, (B) sales and other partial releases of Mortgaged Property through a recent date, (C) cash updated through a recent date and (D) outstanding letters of credit issued and outstanding loans made under the Revolving Credit Agreement through a recent date, which shall be in a format reasonably satisfactory to the Administrative Agent.

Section 3. Representations and Warranties

On and as of the Effective Date, after giving effect to this Amendment, each Borrower hereby represents and warrants to the Administrative Agent and each Lender as follows:

(i) this Amendment has been duly authorized, executed and delivered by each Borrower and constitutes the legal, valid and binding obligations of such Borrower enforceable against such Borrower in accordance with its terms and the Credit Agreement as amended by this Amendment and constitutes the legal, valid and binding obligation of such Borrower enforceable against such Borrower in accordance with its terms, in each case, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors’ rights and remedies generally and subject to general principals of equity, regardless of whether considered in a proceeding in equity or at law;

(ii) each of the representations and warranties contained in Article IV of the Credit Agreement and each other Loan Document (other than the representations and warranties set forth in Section 4.20 of the Credit Agreement) is true and correct in all material respects on and as of the Effective Date, as if made on and as of such date and except to the extent that such representations and warranties specifically relate to a specific date, in which case such representations and warranties shall be true and correct in all material respects as of such specific date; provided, however, that references therein to the “Credit Agreement” shall be deemed to refer to the Credit Agreement as amended hereby and after giving effect to the consents and waivers set forth herein; and

(iii) no Default or Event of Default has occurred and is continuing.

Section 4. Reference to the Effect on the Loan Documents

(a) As of the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder”, “thereof” and words of like import), shall mean and be a reference to the Credit Agreement as amended hereby, and this Amendment and the Credit Agreement shall be read together and construed as a single instrument. Each of the table of contents and lists of Exhibits and Schedules of the Credit Agreement shall be amended to reflect the changes made in this Amendment as of the Amendment Effective Date.

(b) Except as expressly amended hereby or specifically waived above, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders, the Borrowers, Joint Lead Arrangers or the agents under any of the Loan Documents, nor constitute a waiver or amendment of any other provision of any of the Loan Documents or for any purpose except as expressly set forth herein.

(d) This Amendment is a Loan Document.

(e) Each Subsidiary Borrower hereby reaffirms its obligations as a Guarantor under the Guaranty in all respects.

Section 5. Execution in Counterparts

This Amendment may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart by telecopy or electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 6. Governing Law

This Amendment and the rights and obligations of the parties shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

Section 7. Section Titles

The section titles contained in this Amendment are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto, except when used to reference a section. Any reference to the number of a clause, sub-clause or subsection of any Loan Document immediately followed by a reference in parenthesis to the title of the section of such Loan Document containing such clause, sub-clause or subsection is a reference to such clause, sub-clause or subsection and not to the entire section; provided, however, that, in case of direct conflict between the reference to the title and the reference to the number of such section, the reference to the title shall govern absent manifest error. If any reference to the number of a section (but not to any clause, sub-clause or subsection thereof) of any Loan Document is followed immediately by a reference in parenthesis to the title of a section of any Loan Document, the title reference shall govern in case of direct conflict absent manifest error.

Section 8. Notices

All communications and notices hereunder shall be given as provided in the Credit Agreement.

Section 9. Release

Upon the Effective Date, the Administrative Borrower and each Subsidiary Borrower hereby absolutely and unconditionally releases, acquits and forever discharges the Administrative Agent and each Lender from any and all manner of claims, demands, actions, causes of action and damages that the Administrative Borrower or any Subsidiary Borrower may have as of the Effective Date on account of or in any way arising out of any and all damages or consequences of any act or omission related to this Amendment or the Credit Agreement or the transactions contemplated hereby or thereby; provided, however, such release does not constitute a release of claims of third parties or claims arising under chapter 5 of title 11 of the United States Code.

Section 10. Severability

The fact that any term or provision of this Agreement is held invalid, illegal or unenforceable as to any person in any situation in any jurisdiction shall not affect the validity, enforceability or legality of the remaining terms or provisions hereof or the validity, enforceability or legality of such offending term or provision in any other situation or jurisdiction or as applied to any person.

Section 11. Successors

The terms of this Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and permitted assigns.

Section 12. Waiver of Jury Trial

Each of the parties hereto irrevocably waives trial by jury in any action or proceeding with respect to this Amendment or any other Loan Document.

[SIGNATURE PAGES FOLLOW]